UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported): May 25, 2010



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
        (State or other          (Commission         (IRS Employer
          jurisdiction          File Number)     Identification No.
       of incorporation)



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


                           570.752.3671
                          ______________
        Registrant's telephone number, including area code



Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    CURRENT REPORT ON FORM 8-K


Item 5.02.   Departure of Directors or Certain Officers;
             Election of Directors; Appointment of Certain
             Directors; Compensatory Arrangements of Certain
             Officers.

     On May 25, 2010, the Board of Directors of First Keystone Corporation (the "Corporation") announced that effective October 1, 2010, Matthew P. Prosseda will assume the position of Chief Executive Officer of both the Corporation and its wholly owned subsidiary, First Keystone National Bank (the "Bank"). Mr. Prosseda has been Executive Vice President of the Corporation and Executive Vice President and Secretary of the Bank for the past five years. That same date, J. Gerald Bazewicz will retire as Chief Executive Officer but retain the position of President of the Corporation and the Bank. Mr. Bazewicz will also remain a director of the Corporation and Bank.

     Other than as set forth in the Corporation's definitive proxy statement for the 2010 annual meeting of shareholders filed with the Securities and Exchange Commission on March 11, 2010 which is incorporated herein by reference, there are no arrangements or understandings between Mr. Prosseda and any other person pursuant to which Mr. Prosseda was appointed to serve as Chief Executive Officer. There are no family relationships between Mr. Prosseda and any director or executive officer of the Corporation. Mr. Prosseda, as well as members of his family with which he is associated, are customers of and have banking transactions with the Bank in the ordinary course of business. All loans and commitments to lend money extended to such parties were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Bank. In the opinion of management, such loans and commitments do not involve more than a normal risk of collectability or present other unfavorable features.

     Biographical and other information with respect to Mr. Prosseda is contained in the Corporation's definitive proxy statement for the 2010 annual meeting of shareholders filed with the Securities and Exchange Commission on March 11, 2010 and is incorporated herein by reference.

                            Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8K to be signed on its behalf by the undersigned, thereunto duly authorized.


FIRST KEYSTONE CORPORATION
(Registrant)




By:       /s/ J. Gerald Bazewicz
          J. Gerald Bazewicz
          President and Chief Executive Officer

Date:     May 26, 2010